                        ANNUAL REPORT / DECEMBER 31 1999

                           AIM NEW PACIFIC GROWTH FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

              MOUNTAIN AND PALM TREE LANDSCAPE BY SHERRI SILVERMAN

         BEAUTIFUL AT FIRST GLANCE, SILVERMAN'S VIBRANT PAINTINGS OFFER

           EVEN GREATER REWARDS TO THE CONTEMPLATIVE VIEWER. DRAWING

         THEIR POWER FROM THE SIMPLEST SHAPES AND PUREST PIGMENTS, HER

           WORKS DISCARD REALISTIC REPRESENTATION IN FAVOR OF INTENSE

         MOOD AND ATMOSPHERE. IN THE COVER PAINTING, SILVERMAN'S TROPI-

         CAL COLORS MELT SEAMLESSLY TOGETHER INTO A DREAMLIKE VISION OF

                                 EXOTIC LANDS.

                     -------------------------------------

AIM New Pacific Growth Fund is for shareholders who seek long-term growth of capital. The fund invests primarily in equity securities of companies located in Pacific-region countries other than Japan. Japan was eliminated from the fund's Primary Investment Area on January 21, 1994.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM New Pacific Growth Fund's performance figures are historical and reflect changes in net asset value and the reinvestment of all distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
o Because Class C shares have been offered for less than a year (since 5/3/99), total return provided is cumulative total return that has not yet been annualized.
o Effective 3/1/99, Advisor Class shares were closed to new investors. Effective 2/11/00, after the close of the fiscal year, Advisor Class shares converted to Class A shares.
o During the fiscal year ended 12/31/99, the fund paid distributions of $0.0068 per share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the dollar relative to other currencies, the custodial arrangements made for the fund's foreign holdings, accounting differences, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) Pacific Free ex-Japan Index is a group of securities from all developed and emerging markets in the Pacific Rim (except Japan) tracked by Morgan Stanley Capital International. MSCI's "free" indexes account for the actual buyable securities available to foreign investors by taking into account local market restrictions on share ownership by foreigners.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER INSURED NOR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus for the fund.



                           AIM NEW PACIFIC GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
    [PHOTO OF       faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
     Bauer,         title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
  the Board of      opened on January 1, 1999, would have seen a market
    THE FUND        dominated by large-capitalization stocks and high-quality
  APPEARS HERE]     bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.


                     -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                     -------------------------------------

                           AIM NEW PACIFIC GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


HONG KONG COMEBACK BOOSTS
FUND PERFORMANCE


HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?
AIM New Pacific Growth Fund produced a 45.42% total return for Class A shares, 44.59% for Class B shares and 45.90% for Advisor Class shares. These returns are at net asset value, without a sales charge. The fund's benchmark, the MSCI All Country (AC) Pacific Free ex-Japan Index, returned 46.89% for the same period. Class C shares produced a cumulative total return of 22.51% from their inception (5/3/99) through the close of the fiscal year. Net assets closed the period at $139 million, up from $114 million at the close of the last fiscal year.

WHAT WERE MARKETS LIKE DURING THE FISCAL YEAR?
Asian markets enjoyed a record year in 1999 on the back of recovering economic conditions, strong earnings growth, lower interest rates and the increased valuations of Internet-related stocks. We saw a great performance divide among markets and sectors. Korea and Indonesia gained more than 90% during the year, while the Philippines was almost flat. The returns of the MSCI Malaysia Index (which is measured in U.S. dollars) were distorted by currency valuation changes resulting from capital controls imposed by the Malaysian government during the Asian financial crisis.
    Internet stocks were the clear winners in 1999. Technology and Internet-related sectors such as telecommunications, software and telecom and communications products massively outperformed the broad markets. The optimism about technology stocks led to the heightened valuations of these sectors.
    On the economic front, the statistics continue to confirm our view that the Asian recovery is sustained. Reported gross domestic product growth throughout the year was higher than expected. Rising economic activity in Asian countries and Organization for Economic Cooperation and Development nations have translated into greater demand for Asian products, which has led to rising industrial production and export growth in Asia.

DID YOU FAVOR ANY COUNTRIES?
Over the year, we significantly increased our weightings in Korea and Taiwan. Korea has led the region's economic recovery. The market valuation is also very undemanding, as corporate earnings benefit from restructuring, deleveraging and falling interest rates, as well as increased demand translating into improving capacity utilization. Taiwan is also benefiting from stronger external demand, since its economy is highly correlated to GDP statistics of other nations. Consequently, stocks such as Taiwan Semiconductor Manufacturing and the Korean-based Samsung Electronics have performed strongly for the fund.
    Our weighting in Hong Kong has also been raised. Hong Kong's economic recovery has lagged those of other countries because its economy is service-based; it is set to benefit from the region's economic lift.
    The liquidity environment has remained benign. The improving outlook for the Chinese economy has prompted us to buy China-related stocks such as China Everbright Holdings and Cosco Pacific.

WERE THERE COUNTRIES IN WHICH YOU REDUCED YOUR HOLDINGS?
We continued to decrease our Australian weightings as the rest of the Asian economies sustained their comeback. The fund's Australian exposure has been

GROWTH OF NET ASSETS

In millions
================================================================================
12/31/98                       $114

12/31/99                       $139
================================================================================

                     -------------------------------------

                         WHEN YOU MARRY A STRONG, RELA-

                        TIVELY LONG EARNINGS CYCLE WITH

                         IMPROVING ECONOMIC GROWTH AND

                       MARKETS THAT ARE STILL REASONABLY

                         VALUED, YOU HAVE A GOOD RECIPE

                            FOR EQUITY PERFORMANCE.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                           AIM NEW PACIFIC GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

=============================================================================================================
TOP 10 EQUITY HOLDINGS                                         TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------
 1. Hutchison Whampoa Ltd. (Hong Kong)               8.67%     1. Banks (Major Regional)               15.30%
 2. Cheung Kong (Holdings) Ltd. (Hong Kong)          8.18      2. Land Development                     11.30
 3. Samsung Electronics Co. (South Korea)            4.46      3. Retail (Food Chains)                  8.67
 4. LG Information and Communication (South Korea)   3.42      4. Telephone                             6.88
 5. Broken Hill Proprietary Company Ltd. (Australia) 3.40      5. Computer Hardware                     6.78
 6. Taiwan Semiconductor Manufacturing Co. (Taiwan)  3.33      6. Electronics (Component Distributors)  6.71
 7. Cable & Wireless HKT (Hong Kong)                 3.32      7. Investment Banking/Brokerage          5.45
 8. HSBC Holdings PLC (United Kingdom)               3.13      8. Metals Mining                         4.93
 9. DBS Group Holdings Ltd. (Singapore)              2.77      9. Communications Equipment              4.21
10. Kookmin Bank (South Korea)                       2.59     10. Banks (Regional)                      3.56

TOP 10 COUNTRIES
 1. Hong Kong                                       27.03%
 2. South Korea                                     19.69
 3. Taiwan                                          14.67
 4. Singapore                                        9.98
 5. Australia                                        7.32
 6. Thailand                                         4.64
 7. Philippines                                      3.88
 8. United Kingdom                                   3.13
 9. Indonesia                                        2.66
10. Malaysia                                         2.53

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=============================================================================================================

to stocks of basic industries and commodities, such as iron and steel, which underperformed last year. One Australian holding that did perform well for us is Broken Hill Proprietary, Australia's largest company; its mineral assets include copper, iron ore, manganese, gold and coal. We saw better investment opportunities elsewhere in the region, given the much faster gross domestic product (GDP) growth and the lesser threat of inflation. Moreover, corporate earnings growth has accelerated in other regions in which the fund invests.

WHICH HOLDINGS CONTRIBUTED MOST TO THE FUND'S STELLAR PERFORMANCE?
The fund's largest holding, Hutchison Whampoa (a Hong Kong-based company), was our best performer over the year. The company is truly diversified; it has extensive interests in ports and shipping, telecommunications, food processing and distribution, retailing, manufacturing and real estate, and its business reaches through Hong Kong to China, the United Kingdom, and around the globe.
    A South Korean company that is a household name in the United States, Samsung Electronics, also contributed significantly to the fund's performance during the year. Samsung is one of the world's largest makers of computer-memory chips. Strong demand for DRAM semiconductors, the company's move into the manufacturing of mobile phones and an undemanding valuation all make Samsung a star performer for the portfolio.

WHAT IS YOUR OUTLOOK FOR 2000?
Overall we're fairly positive on Asia right now. When you marry a strong, relatively long earnings cycle with improving economic growth and markets that are still reasonably valued, you have a good recipe for equity performance.
    For the moment, attractive investment fundamentals are being overshadowed by several issues: investor concerns about demand in the United States (a major export destination for Asian-produced goods), U.S. interest rates and a nascent Japanese recovery. These issues are worthy of consideration since Asia's recovery is geared to global economic growth. However, it's important to remember that a major element of Asia's economic potential is in its large population, and domestic personal consumption bears heavily on continued recovery. Asian consumers have enormous savings; once they begin to feel secure about their jobs, they will exert their buying power.

                      -------------------------------------

                        . . . A MAJOR ELEMENT OF ASIA'S

                       ECONOMIC POTENTIAL IS IN ITS LARGE

                        POPULATION, AND DOMESTIC PERSON-

                        AL CONSUMPTION BEARS HEAVILY ON

                              CONTINUED RECOVERY.

                      -------------------------------------

          See important fund and index disclosures inside front cover.

                           AIM NEW PACIFIC GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM NEW PACIFIC GROWTH FUND VS. BENCHMARK INDEX

12/31/89-12/31/99

In thousands
================================================================================
               AIM New Pacific             MSCI AC
                Growth Fund,             Pacific Free
               Class A shares           ex-Japan Index
--------------------------------------------------------------------------------
12/31/89            9453                    10000
12/31/90            8417                  8813.76
12/31/91            9517                  11669.2
12/31/92            8759                  12822.6
12/31/93           14068                  23714.7
12/31/94           11292                  20727.9
12/31/95           12133                  22801.1
12/31/96           14565                  24643.3
12/31/97            8121                  16214.1
12/31/98            6571                    15498
12/31/99            9555                    23273

Past performance cannot guarantee comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. THE RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (1/19/77)                 9.55%

10 Years                           -0.45%

5 Years                            -4.37%

1 Year                             37.48%*

*45.42% excluding sales charges

CLASS B SHARES

Inception (4/1/93)                 -0.70%

5 Years                            -4.22%

1 Year                             39.59%*

*44.59% excluding CDSC

ADVISOR CLASS SHARES*

Inception (6/1/95)                 -4.90%

3 Years                           -12.82%

1 Year                             45.90%

*Sales charges do not apply.

CLASS C SHARES

Inception (5/3/99)                 21.51%*

*22.51% excluding CDSC

Source: Lipper, Inc.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of its Class A shares due to different sales-charge structure and expenses. For fund performance calculations and descriptions of the index cited on this page, please see the inside front cover.


ABOUT THIS CHART
This chart compares your fund's Class A shares to its benchmark index. It is intended to give you an idea of how your fund performed compared to this index over the period 12/31/89-12/31/99. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index like the MSCI All Country (AC) Pacific Free ex-Japan Index is unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

                           AIM NEW PACIFIC GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION

                                 [COVER IMAGE]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.

                           AIM NEW PACIFIC GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION

    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)


INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                           AIM NEW PACIFIC GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.49%

AUSTRALIA-7.32%

Broken Hill Proprietary Co. Ltd.
  (Iron & Steel)                        360,350   $  4,735,236
--------------------------------------------------------------
North Ltd. (Metals Mining)              893,050      2,106,374
--------------------------------------------------------------
WMC Ltd. (Metals Mining)                607,000      3,349,912
--------------------------------------------------------------
                                                    10,191,522
--------------------------------------------------------------

CHINA-0.96%

Angang New Steel Co. Ltd. (Metal
  Fabricators)(a)                     6,000,000        478,549
--------------------------------------------------------------
Beijing Yanhua Petrochemical Co.
  Ltd. (Chemicals-Diversified)        7,364,000        852,589
--------------------------------------------------------------
                                                     1,331,138
--------------------------------------------------------------
HONG KONG-27.03%
Bank of East Asia, Ltd.
  (Banks-Major Regional)              1,000,000      2,778,671
--------------------------------------------------------------
Cable & Wireless HKT Ltd.
  (Telephone)                         1,600,200      4,621,405
--------------------------------------------------------------
Celestial Asia Securities Holdings
  Ltd. (Investment
  Banking/Brokerage)(a)               8,000,000      1,018,846
--------------------------------------------------------------
Cheung Kong Holdings Ltd. (Land
  Development)                          900,000     11,375,185
--------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)             2,700,000      2,240,304
--------------------------------------------------------------
Great Wall Technology Co.
  (Electronics- Component
  Distributors)(a)                    1,300,000      1,262,623
--------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                               830,000     12,065,350
--------------------------------------------------------------
Pacific Century CyberWorks Ltd.
  (Communications-Equipment)(a)         472,000      1,099,016
--------------------------------------------------------------
Yizheng Chemical Fibre Co., Ltd.
  (Chemicals- Specialty)(a)           4,088,000      1,143,809
--------------------------------------------------------------
                                                    37,605,209
--------------------------------------------------------------

INDONESIA-2.66%

PT Indah Kiat Pulp & Paper Corp.
  Tbk (Paper & Forest Products)(a)    2,700,000      1,062,612
--------------------------------------------------------------
PT Lippo Bank Tbk (Banks-Major
  Regional)(a)                       73,600,000      2,633,274
--------------------------------------------------------------
                                                     3,695,886
--------------------------------------------------------------

MALAYSIA-2.53%

Berjaya Sports Toto Berhad (Leisure
  Time- Products)                       600,000      1,294,839
--------------------------------------------------------------
Malayan Banking Berhad (Banks-Major
  Regional)                             210,000        746,111
--------------------------------------------------------------
Telekom Malaysia Berhad (Telephone)     381,750      1,476,886
--------------------------------------------------------------
                                                     3,517,836
--------------------------------------------------------------

PHILIPPINES-3.88%

Equitable PCI Bank (Banks-Major
  Regional)                             520,000      1,154,839
--------------------------------------------------------------
Philippine Long Distance Telephone
  Co. (Telephone)                       100,290      2,550,800
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
PHILIPPINES-(CONTINUED)

San Miguel Corp.-Class B
  (Beverages- Alcoholic)              1,200,000   $  1,697,270
--------------------------------------------------------------
                                                     5,402,909
--------------------------------------------------------------

SINGAPORE-9.98%

DBS Group Holdings Ltd.
  (Banks-Money Center)                  235,010      3,852,160
--------------------------------------------------------------
DBS Land Ltd. (Land Development)      1,000,000      1,969,379
--------------------------------------------------------------
Keppel Land Ltd. (Land Development)   1,450,000      2,376,764
--------------------------------------------------------------
Neptune Orient Lines Ltd.
  (Shipping)(a)                       1,850,000      2,477,034
--------------------------------------------------------------
Oversea-Chinese Banking Corp. Ltd.
  (Banks- Major Regional)               350,000      3,215,251
--------------------------------------------------------------
                                                    13,890,588
--------------------------------------------------------------

SOUTH KOREA-19.69%

Kookmin Bank (Banks-Major Regional)     230,044      3,606,150
--------------------------------------------------------------
Korea Electric Power Corp.
  (Electric Companies)                   50,000      1,549,978
--------------------------------------------------------------
Korea Telecom Corp.-ADR (Telephone)      12,380        925,405
--------------------------------------------------------------
L.G. Chemical Ltd.
  (Chemicals-Diversified)                90,000      2,845,442
--------------------------------------------------------------
L.G. Information & Communication
  (Communications Equipment)             28,747      4,759,521
--------------------------------------------------------------
Merrill Lynch International & Co.
  KOSPI 200- Wts., expiring
  12/14/00                              573,354      6,565,477
--------------------------------------------------------------
Samsung Electronics
  (Electronics-Component
  Distributors)                          26,514      6,211,118
--------------------------------------------------------------
Shinhan Bank-GDR (Banks-Major
  Regional)(a)                           49,300        934,235
--------------------------------------------------------------
                                                    27,397,326
--------------------------------------------------------------

TAIWAN-14.67%

Acer Peripherals Inc.
  (Computers--Hardware)                 730,000      3,023,737
--------------------------------------------------------------
Asustek Computer, Inc.
  (Computers-Hardware)                  168,176      1,773,658
--------------------------------------------------------------
Cathay Life Insurance Co., Ltd.
  (Insurance Brokers)                   805,000      1,936,514
--------------------------------------------------------------
China Steel Corp. (Metals Mining)     1,893,000      1,399,318
--------------------------------------------------------------
Chinatrust Commercial Bank (Banks-
  Regional)(a)                        2,476,320      2,879,901
--------------------------------------------------------------
Formosa Plastics Corp.
  (Chemicals-Specialty)                 749,000      1,491,556
--------------------------------------------------------------
Hon Hai Precision Industry Co.,
  Ltd. (Electronics-Component
  Distributors)(a)                      250,000      1,863,948
--------------------------------------------------------------
Shinkong Synthetic Fibers Corp.
  (Chemicals- Specialty)(a)           5,000,000      1,401,944
--------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. Ltd. (Computers-Hardware)(a)      871,500      4,637,263
--------------------------------------------------------------
                                                    20,407,839
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
THAILAND-4.64%

Industrial Finance Corp. of
  Thailand (Banks- Regional)(a)       1,934,400   $    950,123
--------------------------------------------------------------
Shin Corporations Public Co. Ltd.
  (Computers- Software &
  Services)(a)                          266,800      2,521,726
--------------------------------------------------------------
Siam Commercial Bank Public Co.
  Ltd.-$1.365 Conv. Pfd.
  (Banks-Regional) (Acquired
  10/22/99-11/03/99; Cost
  $998,418)(b)                          914,300      1,116,628
--------------------------------------------------------------
Thai Farmers Bank Public Co. Ltd.
  (Banks- Major Regional)(a)          1,114,300      1,863,823
--------------------------------------------------------------
                                                     6,452,300
--------------------------------------------------------------

UNITED KINGDOM-3.13%

HSBC Holdings PLC (Banks-Major
  Regional)                             310,263      4,350,507
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $92,650,873)                                 134,243,060
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
MONEY MARKET FUNDS-2.83%

STIC Liquid Assets Portfolio(c)       1,969,173   $  1,969,173
--------------------------------------------------------------
STIC Prime Portfolio(c)               1,969,173      1,969,173
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $3,938,346)                                    3,938,346
--------------------------------------------------------------
TOTAL INVESTMENTS-99.32% (Cost
  $96,589,219)                                     138,181,406
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.68%                    940,001
--------------------------------------------------------------
NET ASSETS-100.00%                                $139,121,407
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
GDR   - Global Depositary Receipt
KOSPI - Korea Stock Price Index
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Trustees. The market value of this security at 12/31/99 was $1,116,628 which represented 0.80% of the Fund's net assets.
(c) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $96,589,219)                               $138,181,406
---------------------------------------------------------
Foreign currencies, at value (cost $55,304)        55,527
---------------------------------------------------------
Receivables for:
  Fund shares sold                              1,448,414
---------------------------------------------------------
  Dividends and interest                           47,700
---------------------------------------------------------
  Due from Advisor                                 45,000
---------------------------------------------------------
Other assets                                       46,280
---------------------------------------------------------
    Total assets                              139,824,327
---------------------------------------------------------

LIABILITIES:

Payable for fund shares reacquired                390,853
---------------------------------------------------------
Accrued distribution fees                         178,398
---------------------------------------------------------
Accrued transfer agent fees                        37,755
---------------------------------------------------------
Accrued operating expenses                         95,914
---------------------------------------------------------
    Total liabilities                             702,920
---------------------------------------------------------
Net assets applicable to shares outstanding  $139,121,407
---------------------------------------------------------

NET ASSETS:

Class A                                      $ 99,154,776
=========================================================
Class B                                      $ 38,583,585
=========================================================
Class C                                      $    496,168
=========================================================
Advisor Class                                $    886,878
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        13,151,088
=========================================================
Class B                                         5,302,769
=========================================================
Class C                                            68,211
=========================================================
Advisor Class                                     117,537
=========================================================
Class A:
  Net asset value price per share            $       7.54
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.54 divided
    by 94.50%)                               $       7.98
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       7.28
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       7.27
=========================================================
Advisor Class:
  Net asset value and offering price per
    share                                    $       7.55
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividend (net of $229,220 foreign
withholding tax)                             $  2,128,846
---------------------------------------------------------
Interest                                          195,186
---------------------------------------------------------
Security lending income                            57,724
---------------------------------------------------------
    Total investment income                     2,381,756
---------------------------------------------------------

EXPENSES:

Advisory and administrative fees                1,208,295
---------------------------------------------------------
Accounting service fees                            42,925
---------------------------------------------------------
Custodian fees                                    107,038
---------------------------------------------------------
Distribution fees -- Class A                      308,929
---------------------------------------------------------
Distribution fees -- Class B                      343,884
---------------------------------------------------------
Distribution fees -- Class C                        1,868
---------------------------------------------------------
Trustees' fees                                      9,739
---------------------------------------------------------
Transfer agent fees                               704,578
---------------------------------------------------------
Interest                                           70,042
---------------------------------------------------------
Other                                             247,448
---------------------------------------------------------
    Total expenses                              3,044,746
---------------------------------------------------------
Less: Expenses waived by advisors                (278,210)
---------------------------------------------------------
     Expenses paid indirectly and expense
  reductions                                      (57,023)
---------------------------------------------------------
     Net expenses                               2,709,513
---------------------------------------------------------
Net investment income (loss)                     (327,757)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                        18,882,190
---------------------------------------------------------
  Foreign currencies                             (466,840)
---------------------------------------------------------
                                               18,415,350
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        36,762,028
---------------------------------------------------------
  Foreign currencies                               (8,070)
---------------------------------------------------------
                                               36,753,958
---------------------------------------------------------
    Net gain from investment securities and
       foreign currencies                      55,169,308
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 54,841,551
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                    1999            1998
                                                                ------------    ------------

OPERATIONS:

  Net investment income (loss)                                  $   (327,757)   $  1,671,771
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            18,415,350     (40,073,782)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             36,753,958      22,911,376
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  54,841,551     (15,490,635)
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS IN EXCESS OF NET INVESTMENT INCOME:

  Class A                                                            (87,958)       (876,799)
--------------------------------------------------------------------------------------------
  Class B                                                            (36,209)        (89,061)
--------------------------------------------------------------------------------------------
  Class C                                                               (254)             --
--------------------------------------------------------------------------------------------
  Advisor Class                                                         (786)        (19,770)
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                        (22,320,127)    (46,870,786)
--------------------------------------------------------------------------------------------
  Class B                                                         (6,726,132)    (15,289,487)
--------------------------------------------------------------------------------------------
  Class C                                                            356,060              --
--------------------------------------------------------------------------------------------
  Advisor Class                                                     (968,323)       (415,164)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                         25,057,822     (79,051,702)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            114,063,585     193,115,287
--------------------------------------------------------------------------------------------
  End of period                                                 $139,121,407    $114,063,585
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $166,689,561    $196,845,058
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (287,071)        (22,386)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                            (68,874,157)    (87,598,203)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            41,593,074       4,839,116
--------------------------------------------------------------------------------------------
                                                                $139,121,407    $114,063,585
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM New Pacific Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Effective March 1, 1999, the Fund discontinued sales of the Advisor Class to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $188,279, undistributed net realized gains increased by $308,696 and paid-in capital decreased by $496,975 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $67,710,923 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2006.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.65%, 2.65% and 1.65% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended December 31, 1999, AIM waived fees of $278,210.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended December 31, 1999, AIM was paid $42,925 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $558,462 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $308,929, $343,884 and $1,868, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $41,906 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $1,977 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-EXPENSE REDUCTIONS

During the year ended December 31, 1999, the Fund received reductions in custodian fees of $4,301 under an expense offset arrangement and AIM directed certain portfolio trades to brokers who then paid $52,722 of the Fund's expenses. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $57,023 during the year ended December 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended December 31, 1999, the average outstanding daily balance of bank loans for the Fund was $1,268,718 with a weighted average interest rate of 5.52%. Interest expense for the Fund for the year ended December 31, 1999 was $70,042.

NOTE 5-PORTFOLIO SECURITIES LOANED

At December 31, 1999, there were no securities on loans to brokers. For the year ended December 31, 1999, the Fund received fees of $57,724 for securities lending.
  For international securities, cash collateral is received by the fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. The collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $115,517,581 and $155,632,699, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $43,173,298
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (3,031,416)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $40,141,882
=========================================================

Cost of investments for tax purposes is $98,039,524.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                          1999                            1998
                                                              ----------------------------   ------------------------------
                                                                 SHARES         AMOUNT          SHARES          AMOUNT
                                                              ------------   -------------   ------------   ---------------
Sold:
  Class A                                                      113,808,832   $ 643,233,897    220,054,764   $ 1,179,166,766
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       17,687,564      97,412,284     29,096,684       151,336,461
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         768,672       4,718,277             --                --
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                    314,081       1,824,518      5,119,563        27,073,240
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                           13,533          90,093        151,132           760,569
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                            4,886          32,636         15,481            77,283
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                              21             140             --                --
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                        109             757          3,439            17,402
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (116,247,910)   (665,644,117)  (225,597,779)   (1,226,798,121)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (18,708,171)   (104,171,052)   (31,689,112)     (166,703,231)
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (700,482)     (4,362,357)            --                --
---------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   (467,522)     (2,793,598)    (5,082,992)      (27,505,806)
---------------------------------------------------------------------------------------------------------------------------
                                                                (3,526,387)  $ (29,658,522)    (7,928,820)  $   (62,575,437)
===========================================================================================================================

* Class C Shares commenced sales on May 3, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B outstanding during each of the years in the five-year period ended December 31, 1999, for a share of Class C outstanding during May 3, 1999 (date sales commenced) through December 31, 1999 and for a share of Advisor Class outstanding during each of the years in four-year period ended December 31, 1999 and the period June 1, 1995 (date operations commenced) through December 31, 1995.

                                                                                     CLASS A
                                                               ----------------------------------------------------
                                                               1999(a)    1998(a)    1997(a)    1996(a)    1995(a)
                                                               --------   --------   --------   --------   --------
Net asset value, beginning of period                           $  5.19    $   6.48   $  13.12   $  12.47   $  12.10
------------------------------------------------------------   -------    --------   --------   --------   --------
Income from investment operations:
 Net investment income (loss)                                    (0.01)       0.06       0.05       0.02       0.11
------------------------------------------------------------   -------    --------   --------   --------   --------
 Net realized and unrealized gain (loss) on investments           2.37       (1.30)     (5.84)      2.44       0.79
------------------------------------------------------------   -------    --------   --------   --------   --------
   Net increase (decrease) from investment operations             2.36       (1.24)     (5.79)      2.46       0.90
------------------------------------------------------------   -------    --------   --------   --------   --------
Distributions to shareholders:
 In excess of net investment income                              (0.01)      (0.05)     (0.03)        --      (0.10)
------------------------------------------------------------   -------    --------   --------   --------   --------
 From net realized gains                                            --          --      (0.82)     (1.81)     (0.43)
------------------------------------------------------------   -------    --------   --------   --------   --------
   Total distributions                                           (0.01)      (0.05)     (0.85)     (1.81)     (0.53)
------------------------------------------------------------   -------    --------   --------   --------   --------
Net asset value, end of period                                 $  7.54    $   5.19   $   6.48   $  13.12   $  12.47
============================================================   =======    ========   ========   ========   ========
Total return(b)                                                  45.42%     (19.09)%   (44.24)%    20.04%      7.45%
============================================================   =======    ========   ========   ========   ========
Ratios and supplemental data:
Net assets, end of period (in 000s)                            $99,155     $80,824   $135,807   $361,244   $383,722
============================================================   =======    ========   ========   ========   ========
Ratio of net investment income (loss) to average net assets      (0.08)%(c)   1.30%      0.41%      0.17%      0.91%
============================================================   =======    ========   ========   ========   ========
Ratio of expense to average net assets including interest:
 With fee waivers                                                 2.06%(c)    2.00%      1.66%      1.86%      1.89%
============================================================   =======    ========   ========   ========   ========
 Without fee waivers                                              2.29%(c)    2.40%      1.93%      1.99%      1.94%
============================================================   =======    ========   ========   ========   ========
Ratio of expenses to average net assets, excluding interest
 expense:
 With fee waivers                                                 2.00%(c)    2.00%      1.66%      1.86%      1.89%
============================================================   =======    ========   ========   ========   ========
 Without fee waivers                                              2.23%(c)    2.40%      1.93%      1.99%      1.94%
============================================================   =======    ========   ========   ========   ========
Ratio of interest expense to average net assets                   0.06%(c)      --         --         --         --
============================================================   =======    ========   ========   ========   ========
Portfolio turnover rate                                             98%         96%        80%        93%        63%
============================================================   =======    ========   ========   ========   ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) Ratios are based on average net assets of $88,265,497.

                                                                                                    CLASS C
                                                                                                  -----------
                                                                                                  MAY 3, 1999
                                                                  CLASS B                           THROUGH       ADVISOR CLASS
                                            --------------------------------------------------    DEC. 31,     ------------------
                                            1999(a)    1998(a)   1997(a)   1996(a)    1995(a)      1999(a)     1999(a)    1998(a)
                                            -------    -------   -------   --------   --------   -----------   -------    -------
Net asset value, beginning of period        $  5.04    $  6.28   $ 12.80   $  12.29   $  11.96     $ 5.94      $  5.18    $  6.45
------------------------------------------- -------    -------   -------   --------   --------     ------      -------    -------
Income from investment operations:
 Net investment income (loss)                 (0.04)      0.03     (0.03)     (0.06)      0.03      (0.03)        0.02       0.08(b)
------------------------------------------- -------    -------   -------   --------   --------     ------      -------    -------
 Net realized and unrealized gain (loss) on
   investments                                 2.29      (1.26)    (5.67)      2.38       0.75       1.37         2.36      (1.28)
------------------------------------------- -------    -------   -------   --------   --------     ------      -------    -------
   Net increase (decrease) from investment
     operations                                2.25      (1.23)    (5.70)      2.32       0.78       1.34         2.38      (1.20)
------------------------------------------- -------    -------   -------   --------   --------     ------      -------    -------
Distributions to shareholders:
 In excess of net investment income           (0.01)     (0.01)       --         --      (0.02)     (0.01)       (0.01)     (0.07)
------------------------------------------- -------    -------   -------   --------   --------     ------      -------    -------
 From net realized gains                         --         --     (0.82)     (1.81)     (0.43)        --           --         --
------------------------------------------- -------    -------   -------   --------   --------     ------      -------    -------
   Total distributions                        (0.01)     (0.01)    (0.82)     (1.81)     (0.45)     (0.01)       (0.01)     (0.07)
------------------------------------------- -------    -------   -------   --------   --------     ------      -------    -------
Net asset value, end of period              $  7.28    $  5.04   $  6.28   $  12.80   $  12.29     $ 7.27      $  7.55    $  5.18
=========================================== =======    =======   =======   ========   ========     ======      =======    =======
Total return(b)                               44.59%    (19.55)%  (44.65)%    19.28%      6.54%     22.51%       45.90%    (18.51)%
=========================================== =======    =======   =======   ========   ========     ======      =======    =======
Ratios and supplemental data:
 Net assets, end of period (in 000s)        $38,584    $31,837   $55,820   $151,805   $130,887     $  496      $   887    $ 1,402
=========================================== =======    =======   =======   ========   ========     ======      =======    =======
Ratio of net investment income (loss) to
 average net assets:                          (0.73)%(c)  0.65%    (0.24)%    (0.48)%     0.26%     (0.73)%(d)    0.27%(c)   1.65%
=========================================== =======    =======   =======   ========   ========     ======      =======    =======
Ratio of expense to average net assets
 including interest:
 With fee waivers                              2.71%(c)   2.65%     2.31%      2.51%      2.54%      2.71%(d)     1.71%(c)   1.65%
=========================================== =======    =======   =======   ========   ========     ======      =======    =======
 Without fee waivers                           2.94%(c)   3.05%     2.58%      2.64%      2.59%      2.94%(d)     1.94%(c)   2.05%
=========================================== =======    =======   =======   ========   ========     ======      =======    =======
Ratio of expenses to average net assets,
 excluding interest expense:
 With fee waivers                              2.65%(c)   2.65%     2.31%      2.51%      2.54%      2.65%(d)     1.65%(c)   1.65%
=========================================== =======    =======   =======   ========   ========     ======      =======    =======
 Without fee waivers                           2.88%(c)   3.05%     2.58%      2.64%      2.59%      2.88%(d)     1.88%(c)   2.05%
=========================================== =======    =======   =======   ========   ========     ======      =======    =======
Ratio of interest expense to average net
 assets                                        0.06%(c)     --        --         --         --       0.06%(d)     0.06%(c)     --
=========================================== =======    =======   =======   ========   ========     ======      =======    =======
Portfolio turnover rate                          98%        96%       80%        93%        63%        98%          98%        96%
=========================================== =======    =======   =======   ========   ========     ======      =======    =======



                                                    ADVISOR CLASS
                                             ---------------------------
                                             1997(a)   1996(a)   1995(a)
                                             -------   -------   -------
Net asset value, beginning of period         $ 13.16   $12.45    $12.89
-------------------------------------------  -------   ------    ------
Income from investment operations:
 Net investment income (loss)                   0.08     0.07      0.09
-------------------------------------------  -------   ------    ------
 Net realized and unrealized gain (loss) on
   investments                                 (5.89)    2.45      0.05
-------------------------------------------  -------   ------    ------
   Net increase (decrease) from investment
     operations                                (5.81)    2.52      0.14
-------------------------------------------  -------   ------    ------
Distributions to shareholders:
 In excess of net investment income            (0.08)      --     (0.15)
-------------------------------------------  -------   ------    ------
 From net realized gains                       (0.82)   (1.81)    (0.43)
-------------------------------------------  -------   ------    ------
   Total distributions                         (0.90)   (1.81)    (0.58)
-------------------------------------------  -------   ------    ------
Net asset value, end of period               $  6.45   $13.16    $12.45
===========================================  =======   ======    ======
Total return(b)                               (44.26)%  20.56%     1.07%
===========================================  =======   ======    ======
Ratios and supplemental data:
 Net assets, end of period (in 000s)         $ 1,488   $1,575    $  935
===========================================  =======   ======    ======
Ratio of net investment income (loss) to
 average net assets:                            0.76%    0.52%     1.26%(e)
===========================================  =======   ======    ======
Ratio of expense to average net assets
 including interest:
 With fee waivers                               1.31%    1.51%     1.54%(e)
===========================================  =======   ======    ======
 Without fee waivers                            1.58%    1.64%     1.59%(e)
===========================================  =======   ======    ======
Ratio of expenses to average net assets,
 excluding interest expense:
 With fee waivers                               1.31%    1.51%     1.54%(e)
===========================================  =======   ======    ======
 Without fee waivers                            1.58%    1.64%     1.59%(e)
===========================================  =======   ======    ======
Ratio of interest expense to average net
 assets                                           --       --        --
===========================================  =======   ======    ======
Portfolio turnover rate                           80%      93%       63%()
===========================================  =======   ======    ======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $34,388,350 and $1,087,061, for Class B and Advisor Class, respectively.
(d) Ratios are annualized and based on average net assets of $280,562.
(e) Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The effective date of this conversion was February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series
                       and Shareholders of AIM New Pacific Growth Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM New Pacific Growth Fund (hereafter referred to as the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 16, 2000

BOARD OF TRUSTEES                              OFFICERS                               OFFICE OF THE FUND
C. Derek Anderson                              Robert H. Graham                       11 Greenway Plaza
Senior Managing Partner, Plantagenet Capital   Chairman and President                 Suite 100
Management, LLC (an investment                                                        Houston, TX 77046
partnership); Chief Executive Officer,         Dana R. Sutton
Plantagenet Holdings, Ltd.                     Vice President and Treasurer           INVESTMENT MANAGER
(an investment banking firm)
                                               Samuel D. Sirko                        A I M Advisors, Inc.
Frank S. Bayley                                Vice President and Secretary           11 Greenway Plaza
Partner, law firm of                                                                  Suite 100
Baker & McKenzie                               Melville B. Cox                        Houston, TX 77046
                                               Vice President
Robert H. Graham                                                                      SUB-ADVISOR
President and Chief Executive Officer,         Gary T. Crum
A I M Management Group Inc.                    Vice President                         INVESCO Asia Limited
                                                                                      12/F, Three Exchange Square,
Ruth H. Quigley                                Carol F. Relihan                       8 Connaught Place, Hong Kong
Private Investor                               Vice President
                                                                                      TRANSFER AGENT
                                               Mary J. Benson
                                               Assistant Vice President and           A I M Fund Services, Inc.
                                               Assistant Treasurer                    P.O. Box 4739
                                                                                      Houston, TX 77210-4739
                                               Sheri Morris
                                               Assistant Vice President and           CUSTODIAN
                                               Assistant Treasurer
                                                                                      State Street Bank and Trust Company
                                               Nancy L. Martin                        225 Franklin Street
                                               Assistant Secretary                    Boston, MA 02110

                                               Ofelia M. Mayo                         COUNSEL TO THE FUND
                                               Assistant Secretary
                                                                                      Kirkpatrick & Lockhart LLP
                                               Kathleen J. Pflueger                   1800 Massachusetts Avenue, N.W.
                                               Assistant Secretary                    Washington, D.C. 20036-1800

                                                                                      COUNSEL TO THE TRUSTEES

                                                                                      Paul, Hastings, Janofsky & Walker LLP
                                                                                      Twenty Third Floor
                                                                                      555 South Flower Street
                                                                                      Los Angeles, CA 90071

                                                                                      DISTRIBUTOR

                                                                                      A I M Distributors, Inc.
                                                                                      11 Greenway Plaza
                                                                                      Suite 100
                                                                                      Houston, TX 77046

                                                                                      AUDITORS

                                                                                      PricewaterhouseCoopers LLP
                                                                                      160 Federal Street
                                                                                      Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM New Pacific Growth Fund paid ordinary dividends in the amount of $0.0068 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 0.00% is eligible for the dividends received deduction for corporations.

                      -------------------------------------

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
THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                              MONEY MARKET FUNDS                           A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                AIM Money Market Fund                        leadership in the mutual fund industry
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                     since 1976 and managed approximately
AIM Capital Development Fund                                                           $160 billion in assets for more than 6.6
AIM Constellation Fund(1)                 INTERNATIONAL GROWTH FUNDS                   million shareholders, including individual
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund         investors, corporate clients and financial
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                        institutions, as of December 31, 1999.
AIM Mid Cap Equity Fund                   AIM Developing Markets Fund                      The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                   AIM Euroland Growth Fund(4)                  Trademark-- is distributed nationwide, and
AIM Mid Cap Opportunities Fund            AIM European Development Fund                AIM today is the eighth-largest mutual fund
AIM Select Growth Fund                    AIM International Equity Fund                complex in the United States in assets under
AIM Small Cap Growth Fund(2)              AIM Japan Growth Fund                        management, according to Strategic Insight,
AIM Small Cap Opportunities Fund(3)       AIM Latin American Growth Fund               an independent mutual fund monitor.
AIM Value Fund                            AIM New Pacific Growth Fund
AIM Weingarten Fund
                                          GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                     AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                     AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund              GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                         AIM Global Growth & Income Fund
AIM Basic Value Fund                      AIM Global Utilities Fund
AIM Charter Fund
                                          GLOBAL INCOME FUNDS
INCOME FUNDS                              AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                    AIM Global Government Income Fund
AIM High Yield Fund                       AIM Global Income Fund
AIM High Yield Fund II                    AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund          THEME FUNDS
AIM Limited Maturity Treasury Fund        AIM Global Consumer Products and Services Fund
                                          AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                     AIM Global Health Care Fund
AIM High Income Municipal Fund            AIM Global Infrastructure Fund
AIM Municipal Bond Fund                   AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund            AIM Global Trends Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


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